MTR Corporation Limited
香港鐵路有限公司
www.mtr.com.hk

CONFIDENTIAL

MTR

RECEIVED 29 NOV 2011

Our Ref: PCD(O)/M996-08E/012

Date: 29 November 2011

UniVision Engineering Limited
8/F, Lever Tech. Centre
69-71 King Yip Street
Kwun Tong, Kowloon
Hong Kong

Attn: Mr. Mike Chan, Chief Operation Officer

Dear Sirs

Contract M996-08E
Maintenance Services for Station Communication Systems
in ISL, KTL, TWL, TKL, DRL & WRL
Supplementary Agreement No. 1

* We enclose herewith for your retention one set of the Supplementary Agreement No. 1 for the above Contract which has been fully executed.

* A certified true copy of the Power of Attorney is also enclosed for your information.

Yours faithfully

Derek Fung
Contracts Administration Manager - Operations
RI/WT/vw

* Encl.

M996-08E\SA\SA1-I1.doc

CONFIDENTIAL

MTR CORPORATION LIMITED

CONTRACT M996-08E

MAINTENANCE SERVICES FOR STATION COMMUNICATION SYSTEMS IN ISL, KTL, TWL, TKL, DRL & WRL

SUPPLEMENTARY AGREEMENT NO. 1

CONFIDENTIAL

CONTRACT M996-08E
MAINTENANCE SERVICES FOR STATION COMMUNICATION SYSTEMS IN ISL, KTL, TWL, TKL, DRL & WRL

SUPPLEMENTARY AGREEMENT NO. 1

THIS SUPPLEMENTARY AGREEMENT is made on the 23rd day of Nov 2011.

BETWEEN

MTR CORPORATION LIMITED, a limited company incorporated under the Companies Ordinance (Chapter 32 of the Laws of Hong Kong Special Administrative Region) whose registered office is situated at MTR Headquarters Building, Telford Plaza, 33 Wai Yip Street, Kowloon Bay, Kowloon, Hong Kong, ("the Employer"); and

UNIVISION ENGINEERING LIMITED whose registered office is at 8/F Lever Tech Centre, 69 - 71 King Yip Street, Kwun Tong, Kowloon, Hong Kong ("the Contractor").

RECITALS

(A) The Employer and the Contractor have on 17 October 2008 entered into a contract known as Contract M996-08E : Maintenance Services for Station Communication Systems in ISL, KTL, TWL, TKL, DRL & WRL (hereinafter referred to as "the Contract").

(B) The Contract contains an option known as Option 1 : Extension of the Maintenance Services for Another Three Years for the period from 1 January 2012 to 31 December 2014. The validity of Option 1 is extended from 30 September 2011 to 31 December 2011.

(C) The Employer and the Contractor hereby agree to change the scope of services and the price of Option 1.

(D) This Agreement is supplementary to the Contract and amends the Contract in the manner and according to the terms set out herein.

IT IS HEREBY AGREED AS FOLLOWS:

1. The price of Option 1 is revised to the Lump Sum Price of **HONG KONG DOLLARS TWENTY EIGHT MILLION, THREE HUNDRED AND EIGHT THOUSAND, SEVEN HUNDRED AND SIXTY ONLY (HK$28,308,760.00)** and the price is subject to the price adjustment for Option 1 as detailed in Clause 2 of the Preamble for Schedule B6 of the Schedule of Prices.

2. In addition to the scope of maintenance services as stated in Option 1, the Lump Sum Price stated in Paragraph 1 also covers all the costs for corrective and preventive maintenance of the equipment carried out under Variation Order Nos. M996-08E/VO/001, 004, 011 and 013.

3. The original Schedule B6 of the Schedule of Prices for Option 1 is replaced by the revised Schedule B6 attached as Appendix I to this Supplementary Agreement No. 1 (32 sheets).

4. In the event that the concourse and platform Display Board Units (DBUs) for ISL, KTL and TWL are replaced at any time after the exercise of this Option, a variation order will be issued to delete the maintenance services for these affected DBUs at the rate of HK$2,367.00 per station per month.

5. Except for payment of the amount as stated in Paragraph 1 and subject to Paragraph 4, the Contractor shall have no entitlement to any additional payment for any of the above mentioned matters.

6. In the event of any inconsistency between the terms of this Agreement and the terms of any other document forming part of the Contract, the terms of this Agreement shall take precedence. This Agreement shall constitute an integral part of, and shall be read in conjunction with, the Contract.

7. The terms and expressions used in this Agreement shall have the same meaning as in the Contract, except where the context requires otherwise.

8. Save as amended by the terms of this Agreement, the terms and conditions of the Contract shall continue in full force and effect. The Corporation's Representative is hereby empowered to implement the terms of this Agreement as part of the existing Contract.

In witness whereof the parties hereto have caused this Agreement to be made the day and year first above written.

Signed for and on behalf of)
MTR CORPORATION LIMITED)

In the presence of G. E. Meller) Chew Tai Chong
(witness) Projects Director

Gillian Elizabeth Meller
Legal Director & Secretary

Signed for and on behalf of)
UNIVISION ENGINEERING LIMITED)

In the presence of MIKE CHAN) Mike Chan
(witness)